UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 18, 2003

Inet Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

0-24707

(Commission File Number)

Delaware	75-2269056
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1500 North Greenville Avenue, Richardson, Texas	75081
(Address of Principal Executive Offices)	(Zip Code)

(469) 330-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

The Registrant is filing this Report to provide descriptions of its business and Management’s Discussion and Analysis of Financial Condition and Results of Operations to reflect developments during 2003.

This Report and its exhibits contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than historical or current facts, including, without limitation, statements about the Registrant’s business strategy, plans and objectives of management and the Registrant’s future prospects, are forward-looking statements. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from these expectations. Such risks and uncertainties include, without limitation, the following:

•	the Registrant’s operating results are difficult to predict and are likely to vary significantly from quarter to quarter in the future;

•	the Registrant could be materially harmed in the event of a continued general economic slowdown, reduced spending by communications carriers and equipment manufacturers or consolidations or bankruptcies involving the Registrant’s current or prospective customers;

•	the Registrant could be materially harmed if demand for its products is less than it anticipates;

•	the Registrant could be materially harmed if the market for current- and next-generation network products and applications fails to develop as it currently anticipates;

•	expected increased competition could result in further price reductions and reduced margins, as well as loss of market share; and

•	other risks indicated under the caption “Risk Factors” in Exhibit 99.2 of this Report.

These risks and uncertainties are beyond the Registrant’s control and, in many cases, the Registrant cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this Report or any exhibit, the words “believes,” “plans,” “expects,” “anticipates,” “intends,” “continue,” “may,” “will,” “could,” “should,” “future,” “potential,” “estimate,” or the negative of such terms and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Business of the Registrant.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2002, 2001 and 2000 and the six months ended June 30, 2003 and 2002.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INET TECHNOLOGIES, INC.

By:	/S/ JEFFREY A. KUPP
Jeffrey A. Kupp Vice President and Chief Financial Officer

Dated: September 18, 2003

3

Exhibit Index

No.	Description
99.1	Business of Registrant.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2002, 2001 and 2000 and the six months ended June 30, 2003 and 2002.

4